Aston Funds
Aston/Fortis Real Estate Fund
Supplement dated December 31, 2008
to the Class N and Class I Prospectuses, each dated February 29, 2008
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with each Prospectus.
     Effective January 2, 2009, the following information replaces the information about the portfolio management team of Aston/Fortis Real Estate Fund found on page 42 of the Class N Prospectus and page 34 of the Class I Prospectus:

Portfolio Manager	Investment Experience
Joseph Pavnica	Co-Portfolio Manager since October 2005. Mr. Pavnica joined the property team of Fortis Investment Management USA, Inc. and its predecessors (“FIM”) in March 2001 and was employed by a predecessor firm from 1997-2001. During his tenure, Mr. Pavnica has been responsible for analyzing and providing investment recommendations for various property sectors including: retail, multi-family, hotels, industrial, and self-storage. Mr. Pavnica received his BS in Accounting from St. Joseph’s College and his MBA from Indiana University Northwest.
James Hardman
Co-Portfolio Manager since January 2009. Mr. Hardman joined FIM and its predecessors and/or affiliates in April 2005 as an investment analyst. During his tenure, Mr. Hardman has been responsible for analyzing and providing recommendations for the diversified, healthcare, industrial, lodging, office, self storage, and net lease sectors. From May 2000 to April 2005, Mr. Hardman worked as an investment and strategy analyst for Security Capital Research & Management. While there, Mr. Hardman conducted detailed valuation analyses, performed fundamental research, and designed and implemented portfolio management tools. Mr. Hardman was a real estate consultant for Ernst & Young Real Estate Advisory Group from May 1998 to April 2000 where he developed strategic solutions for various real estate firms. Mr. Hardman has a BS degree in accounting and finance from Indiana University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
AST SUP RE 1208